Exhibit E(2)

Schedule A

As of June 30, 2010, this Schedule A forms a part of the Principal Underwriter Agreement dated as of February 6, 2006 (the “Agreement”) between MassMutual Select Funds and MML Distributors, LLC. As of June 30, 2010, this Schedule A supercedes any previous version of said Schedule A.

Name of Series	Classes of Shares

MassMutual Select PIMCO Total Return Fund	A, L, Y, S, N, Z
MassMutual Select Strategic Bond Fund	A, L, Y, S, N
MassMutual Select Strategic Balanced Fund	A, L, Y, S, N
MassMutual Select Global Allocation Fund	A, L, Y, S, N
MassMutual Select Diversified Value Fund	A, L, Y, S, N
MassMutual Select Fundamental Value Fund	A, L, Y, S, N
MassMutual Select Value Equity Fund	A, L, Y, S, N
MassMutual Select Large Cap Value Fund	A, L, Y, S, N
MassMutual Select Indexed Equity Fund	A, L, Y, S, N, Z
MassMutual Select Core Opportunities Fund	A, L, Y, S, N
MassMutual Select Blue Chip Growth Fund	A, L, Y, S, N
MassMutual Select Large Cap Growth Fund	A, L, Y, S, N
MassMutual Select Aggressive Growth Fund	A, L, Y, S, N
MassMutual Select NASDAQ-100® Fund	A, L, Y, S, N
MassMutual Select Focused Value Fund	A, L, Y, S, N
MassMutual Select Mid-Cap Value Fund	A, L, Y, S, N
MassMutual Select Small Cap Value Equity Fund	A, L, Y, S, N
MassMutual Select Small Company Value Fund	A, L, Y, S, N
MassMutual Select Mid Cap Growth Equity Fund	A, L, Y, S, N
MassMutual Select Mid Cap Growth Equity II Fund	A, L, Y, S, N
MassMutual Select Small Cap Growth Equity Fund	A, L, Y, S, N
MassMutual Select Small Company Growth Fund	A, L, Y, S, N
MassMutual Select Diversified International Fund	A, L, Y, S, N
MassMutual Select Overseas Fund	A, L, Y, S, N
MassMutual Select Destination Retirement Income Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2010 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2015 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2020 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2025 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2030 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2035 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2040 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2045 Fund	A, L, Y, S, N
MassMutual Select Destination Retirement 2050 Fund	A, L, Y, S, N

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name: Nicholas Palmerino
Title: CFO and Treasurer

MML DISTRIBUTORS, LLC

By:	/s/ Elaine A. Sarsynski
Name: Elaine A. Sarsynski
Title: CEO and President